UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 14, 2016
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31
(Central Index Key Number 0001687031)
(Exact name of issuing entity)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)
Bank of America, National Association
(Central Index Key Number 0001102113)
UBS AG
(Central Index Key Number 0001685185)
KeyBank National Association
(Central Index Key Number 0001089877)
Starwood Mortgage Funding III LLC
(Central Index Key Number 0001682532)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Central Index Key Number 0001005007)
(Exact name of registrant as specified in its charter)

Delaware	333-206847-03	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
One Bryant Park
New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On or about November 14, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-C31 (the “Certificates”), is expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2016 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The mortgage loan secured by the mortgaged property identified as “Huntington Center” on Exhibit B to the Pooling and Servicing Agreement (the “Huntington Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Huntington Center Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Huntington Center Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Huntington Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The mortgage loan secured by the mortgaged property identified as “Vintage Park” on Exhibit B to the Pooling and Servicing Agreement (the “Vintage Park Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Vintage Park Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Vintage Park Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Vintage Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The mortgage loan secured by the mortgaged property identified as “Simon Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “Simon Premium Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Simon Premium Outlets Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Simon Premium Outlets Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the WFCM 2016-BNK1 securitization transaction (the “WFCM 2016-BNK1 PSA”), an executed version of which is attached hereto as Exhibit 4.2, and the Simon Premium Outlets Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The mortgage loan secured by the mortgaged property identified as “Harlem USA” on Exhibit B to the Pooling and Servicing Agreement (the “Harlem USA Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Harlem USA Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Harlem USA Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Harlem USA Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11. Following the securitization of the related controlling pari passu companion loan, the Harlem USA Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The mortgage loan secured by the mortgaged property identified as “One Stamford Forum” on Exhibit B to the Pooling and Servicing Agreement (the “One Stamford Forum Mortgage

Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “One Stamford Forum Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The One Stamford Forum Whole Loan will be serviced and administered in accordance with the WFCM 2016-BNK1 PSA and the One Stamford Forum Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

The mortgage loan secured by the mortgaged property identified as “International Square” on Exhibit B to the Pooling and Servicing Agreement (the “International Square Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “International Square Whole Loan”) that also includes three (3) additional pari passu promissory notes and one (1) subordinate promissory note, which are not assets of the Issuing Entity. The International Square Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the BAMLL 2016-ISQR securitization transaction (the “BAMLL 2016-ISQR TSA”), an executed version of which is attached hereto as Exhibit 4.3, and the International Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The mortgage loan secured by the mortgaged property identified as “Coconut Point” on Exhibit B to the Pooling and Servicing Agreement (the “Coconut Point Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Coconut Point Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Coconut Point Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the MSBAM 2016-C30 securitization transaction (the “MSBAM 2016-C30 PSA”), an executed version of which is attached hereto as Exhibit 4.4, and the Coconut Point Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.14. Following the securitization of the related controlling pari passu companion loan, the Coconut Point Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The mortgage loan secured by the mortgaged property identified as “SSTII Self Storage Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “SSTII Self Storage Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “SSTII Self Storage Portfolio Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The SSTII Self Storage Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the MSC 2016-UBS11 securitization transaction (the “MSC 2016-UBS11 PSA”), an executed version of which is attached hereto as Exhibit 4.5, and the SSTII Self Storage Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.15.

The mortgage loan secured by the mortgaged property identified as “TEK Park” on Exhibit B to the Pooling and Servicing Agreement (the “TEK Park Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “TEK Park Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The TEK Park Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the SGCMS 2016-C5 securitization transaction (the “SGCMS 2016-C5 PSA”), an executed version of which is attached hereto as Exhibit 4.6, and the TEK Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.16.

The mortgage loan secured by the mortgaged property identified as “The Shops at Crystals” on Exhibit B to the Pooling and Servicing Agreement (the “The Shops at Crystals Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “The Shops at Crystals Whole Loan”) that also includes thirty-one (31) additional promissory notes, some pari passu and some subordinate to The Shops at Crystals Mortgage Loan, which are not assets of the Issuing Entity. The Shops at Crystals Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the SHOPS 2016-CSTL securitization transaction (the “SHOPS 2016-CSTL TSA”), an executed version of which is attached hereto as Exhibit 4.7, and The Shops at Crystals Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.17.

The mortgage loan secured by the mortgaged property identified as “MY Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “MY Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “MY Portfolio Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The MY Portfolio Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the MY Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.18. Following the securitization of the related controlling pari passu companion loan, the MY Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

Wells Fargo Bank, National Association has appointed KeyBank National Association as a subservicer with respect to thirteen (13) mortgage loans, representing approximately 16.2% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of November 1, 2016 and attached hereto as Exhibit 4.19, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—Other Servicers—The Primary Servicer—Summary of KeyBank Primary Servicing Agreement”.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about November 14, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be sixty (60) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one-hundred and one (101) commercial, multifamily or manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated October 25, 2016, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated October 25, 2016, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, dated October 25, 2016, between the Registrant and UBS, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, dated October 25, 2016, between the Registrant and KeyBank, an executed version of which is attached hereto as Exhibit 99.4; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding III LLC (“SMF III”) pursuant to a Mortgage Loan Purchase Agreement, dated October 25, 2016, between the Registrant, SMF III and Starwood Mortgage Capital LLC, an executed version of which is attached hereto as Exhibit 99.5.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC, KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC pursuant to an Underwriting Agreement, dated as of October 25, 2016, among the Registrant, as depositor, Merrill Lynch, Pierce,

Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC, KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, and (ii) the sale of the Privately Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC, KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC pursuant to a Certificate Purchase Agreement, dated as of October 25, 2016, between the Registrant, as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC, KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 27, 2016 and as filed with the Securities and Exchange Commission on November 14, 2016 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated October 27, 2016.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of October 25, 2016, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC, KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated as of August 17, 2016, among Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of September 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of August 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National

Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Trust and Servicing Agreement, dated as of July 20, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee.
Exhibit 4.8	Agreement Between Note Holders, dated as of October 7, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of November 14, 2016, by and between UBS AG, by and between its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-4 Holder.
Exhibit 4.10	Agreement Between Note Holders, dated as of August 4, 2016, by and between Bank of America, N.A., as the Initial Note A-1 Holder, Bank of America, N.A., as the Initial Note A-2 Holder, and Bank of America, N.A., as the Initial Note A-3 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of September 28, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder.
Exhibit 4.12	Agreement Between Note Holders, dated as of June 28, 2016, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of August 17, 2016, by and among Bank of America, N.A., as the Initial Note A-1 Holder, Bank of America, N.A., as the Initial Note A-2 Holder, Bank of America, N.A., as the Initial Note A-3 Holder, and Bank of America, N.A., as the Initial Note B Holder.
Exhibit 4.14	Agreement Between Note Holders, dated as of September 7, 2016, by and between Column Financial, Inc., as the Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder and the Initial Note A-3 Holder.
Exhibit 4.15	Agreement Between Note Holders, dated as of July 28, 2016, by and among KeyBank National Association, as the Initial Note A-1 Holder, and KeyBank National Association, as the Initial Note A-2 Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of June 23, 2016, between Cantor Commercial Real Estate Lending, L.P., as the Note A-1 Holder, UBS Real Estate Securities Inc., as the Note A-2 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Note A-3 Holder.

Exhibit 4.17	Co-Lender Agreement, dated as of July 20, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Bank of America, N.A., as the Initial Note 2 Holder, and Wells Fargo Bank, National Association, as the Initial Note 3 Holder.
Exhibit 4.18	Agreement Between Note Holders, dated as of November 14, 2016, by and between UBS AG, by and between its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-2 Holder.
Exhibit 4.19	Primary Servicing Agreement, dated as of November 1, 2016, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 27, 2016, which such certification is dated October 27, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated October 25, 2016, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated October 25, 2016, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated October 25, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated October 25, 2016, between KeyBank National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated October 25, 2016, between Starwood Mortgage Funding III LLC, as seller, Starwood Mortgage Capital LLC, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2016	BANC OF AMERICA MERRILL LYNCH
COMMERCIAL MORTGAGE INC.
(Registrant)

By: /s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of October 25, 2016, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC, KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Trust and Servicing Agreement, dated as of August 17, 2016, among Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee.	(E)
4.4	Pooling and Servicing Agreement, dated as of September 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank,	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.5	Pooling and Servicing Agreement, dated as of August 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.7	Trust and Servicing Agreement, dated as of July 20, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee.	(E)
4.8	Agreement Between Note Holders, dated as of October 7, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder.	(E)
4.9	Agreement Between Note Holders, dated as of November 14, 2016, by and between UBS AG,	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
by and between its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-4 Holder.
4.10	Agreement Between Note Holders, dated as of August 4, 2016, by and between Bank of America, N.A., as the Initial Note A-1 Holder, Bank of America, N.A., as the Initial Note A-2 Holder, and Bank of America, N.A., as the Initial Note A-3 Holder.	(E)
4.11	Agreement Between Note Holders, dated as of September 28, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder.	(E)
4.12	Agreement Between Note Holders, dated as of June 28, 2016, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.	(E)
4.13	Co-Lender Agreement, dated as of August 17, 2016, by and among Bank of America, N.A., as the Initial Note A-1 Holder, Bank of America, N.A., as the Initial Note A-2 Holder, Bank of America, N.A., as the Initial Note A-3 Holder, and Bank of America, N.A., as the Initial Note B Holder.	(E)
4.14	Agreement Between Note Holders, dated as of September 7, 2016, by and between Column Financial, Inc., as the Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder and the Initial Note A-3 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.15	Agreement Between Note Holders, dated as of July 28, 2016, by and among KeyBank National Association, as the Initial Note A-1 Holder, and KeyBank National Association, as the Initial Note A-2 Holder.	(E)
4.16	Co-Lender Agreement, dated as of June 23, 2016, between Cantor Commercial Real Estate Lending, L.P., as the Note A-1 Holder, UBS Real Estate Securities Inc., as the Note A-2 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Note A-3 Holder.	(E)
4.17	Co-Lender Agreement, dated as of July 20, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Bank of America, N.A., as the Initial Note 2 Holder, and Wells Fargo Bank, National Association, as the Initial Note 3 Holder.	(E)
4.18	Agreement Between Note Holders, dated as of November 14, 2016, by and between UBS AG, by and between its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-2 Holder.	(E)
4.19	Primary Servicing Agreement, dated as of November 1, 2016, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 27, 2016, which such certification is dated October 27, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated October 25, 2016, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated October 25, 2016, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.3	Mortgage Loan Purchase Agreement, dated October 25, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated October 25, 2016, between KeyBank National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated October 25, 2016, between Starwood Mortgage Funding III LLC, as seller, Starwood Mortgage Capital LLC, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.